UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 27, 2008

                        GYRODYNE COMPANY OF AMERICA, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

               000-01684                                  11-1688021
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        (Commission File Number)               (IRS Employer Identification No.)

        1 Flowerfield, Suite 24
          St. James, New York                                11780
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (631) 584-5400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2008, Gyrodyne Company of America, Inc. (the "Company") entered into an agreement (the "Agreement") with Full Value Partners L.P., Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Offshore Partners L.P., Full Value Special Situations Fund L.P., Kimball & Winthrop, Inc., Full Value Advisors LLC, Spar Advisors, LLC, Full Value Special Situations Fund GP LLC, Bulldog Investors, Mr. Phillip Goldstein, Mr. Andrew Dakos (collectively, with each affiliate and associate of the foregoing, the "Bulldog Investors") and Mr. Naveen Bhatia.

Pursuant to the Agreement, among other things:

o     The Company has agreed:

      o to nominate Mr. Bhatia for election as a director of the Company at the 2008 Annual Meeting to serve in the class of directors with terms ending in 2011 and to recommend (and not withdraw such recommendation) to the shareholders of the Company that they vote for Mr. Bhatia at the 2008 Annual Meeting.

      o that during the Standstill Period (as defined below), it will not make, or cause to be made, any statement or announcement that relates to and constitutes an ad hominem attack on, or relates to and otherwise disparages, any of the Bulldog Investors, any of their officers, directors, partners or members or any person who has served as an officer, director, partner or member of any of the Bulldog Investors.

o The Bulldog Investors have agreed that, from the date of the Agreement until the date that is thirty (30) days before the last date on which a shareholder of the Company may submit nominations for the Board of Directors of the Company (the "Board") in connection with the 2011 Annual Meeting of Shareholders of the Company (the "Standstill Period"), they will not:

      o acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other "group" as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, any voting securities, or otherwise become the economic owner of any such securities, if after giving effect to such acquisition the Bulldog Investors individually or together with any other person with whom the Bulldog Investors have any agreement, understanding or arrangement with respect to voting securities, would be the economic owner of 20% or more of the Company's outstanding voting securities;

      o solicit proxies or written consents of shareholders, or any other person with the right to vote or power to give or withhold consent in respect of voting securities, or conduct, encourage, participate or engage in any "solicitation" of any "proxy" (as such terms are used in the proxy rules of the Securities and Exchange Commission), consent or other authority to vote any voting securities, with respect to any matter, or participate, directly or indirectly, in any contested solicitation with respect to the Company, including, without limitation, relating to the removal or the election of directors;

      o form or join in a partnership, limited partnership, syndicate or other group, including, without limitation a group, as defined under
            Section 13(d) of the Exchange Act, with respect to the Company's voting securities;

      o act, alone or in concert with others, to seek to control or influence, in any manner, the management, the Board or the policies of the Company or nominate any person as a director of the Company who is not nominated by the then incumbent directors of the Company or propose any matter to be voted upon by the shareholders of the Company;

      o make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction of or involving the Company or the securities or assets of the Company;

      o seek to have called, or cause to be called, any meeting of shareholders of the Company;

      o make any public demand to inspect the books and records of the Company or demand a copy of the Company's stock ledger list;

      o make, or cause to be made, any statement or announcement that relates to and constitutes an ad hominem attack on, or relates to and otherwise disparages, the Company, its officers or its directors or any person who has served as an officer or director of the Company on or following the date of the Agreement;

      o request the Company to amend, waive or terminate any provision of the Agreement;

      o take any action which will require the Company to make a public announcement regarding the possibility of an extraordinary transaction;

      o make any proposal or have any discussions or communications, or enter into any arrangements, understandings or agreements with, or advise, finance, assist or encourage, any other person in connection with any of the foregoing, or make any investment in or enter into any arrangement with, any other person that engages, or offers or proposes to engage, in any of the foregoing; or

      o take or cause or induce others to take any action inconsistent with any of the foregoing.

o In addition, the Bulldog Investors have agreed that during the Standstill Period they will cause all voting securities for which they have the right to vote as of the record date for any meeting of shareholders to be present for quorum purposes and to be voted at any such meeting for the election of directors in the manner recommended by the Board.

o Mr. Bhatia has agreed to serve on the Board if elected and fully comply with any and all policies and procedures of the Company, including corporate governance and insider trading policies.

A copy of the Agreement is filed with this Form 8-K and attached hereto as
Exhibit 10.1. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement. On October 28, 2008, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is filed with this Form 8-K and attached hereto as
Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (b) On October 28, 2008, Mr. Robert H. Beyer notified the Company that he will retire from the Company, effective as of the conclusion of the 2008 Annual Meeting. Mr. Beyer has served as a member of the Board since 1977.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

            10.1 Agreement, dated October 27, 2008, by and among Gyrodyne Company of America, Inc., Full Value Partners L.P., Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Offshore Partners L.P., Full Value Special Situations Fund L.P., Kimball & Winthrop, Inc., Full Value Advisors LLC, Spar Advisors, LLC, Full Value Special Situations Fund GP LLC, Bulldog Investors, Mr. Phillip Goldstein, Mr. Andrew Dakos and Mr. Naveen Bhatia.

            99.1 Press release, dated October 28, 2008, announcing the
Agreement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     GYRODYNE COMPANY OF AMERICA, INC.


                     By: /s/ Stephen V. Maroney
                         -------------------------------------------------------
                         Name: Stephen V. Maroney
                         Title: President, Chief Executive Officer and Treasurer

Date: October 28, 2008

                                  EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
-----------   -------------------------------------------------   --------------

   10.1       Agreement, dated October 27, 2008, by and                 E
              among Gyrodyne Company of America, Inc., Full
              Value Partners L.P., Opportunity Partners
              L.P., Opportunity Income Plus Fund L.P., Full
              Value Offshore Partners L.P., Full Value
              Special Situations Fund L.P., Kimball &
              Winthrop, Inc., Full Value Advisors LLC, Spar
              Advisors, LLC, Full Value Special Situations
              Fund GP LLC, Bulldog Investors, Mr. Phillip
              Goldstein, Mr. Andrew Dakos and Mr. Naveen
              Bhatia.

   99.1       Press release, dated October 28, 2008,                    E
              announcing the Agreement.